UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2008

Emerging Markets Equity Funds
BRIC
Concentrated Emerging Markets Equity
Emerging Markets Equity

Goldman Sachs Emerging Markets Equity Funds

■	GOLDMAN SACHS BRIC FUND

■	GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

■	GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	22
Financial Statements	30
Notes to the Financial Statements	34
Financial Highlights	48
Report of Independent Registered Public Accounting Firm	54
Other Information	55

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The BRIC Fund invests primarily in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that substantially participate in the markets of BRIC countries. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Concentrated Emerging Markets Equity Fund invests primarily in a portfolio of equity investments in emerging country issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Global
Emerging Markets Equity Investment Process?

Goldman Sachs’ Global Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts combine local insights with global, industry-specific expertise to identify their best investment ideas.

■ The Emerging Markets Equity research team, based in the United Kingdom, China, India and Korea focuses on long-term business and management quality

■ Analysts collaborate regularly to leverage regional and industry-specific research and insights

■ Proprietary, bottom-up research is the key driver of our investment process

■ A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■ A seasoned team of experienced Research Analysts is regionally aligned and has sector expertise

■ The decision making process includes active participation in frequent and regular research meetings

■ The Research Analyst team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■ Security selections are aligned with level of investment conviction

■ Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■ Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

              ■ Access to markets across emerging markets

              ■ Disciplined approach to stock selection

■ Optimal risk/return profiles

PORTFOLIO RESULTS

BRIC Fund

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs BRIC Fund (the “Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended October 31, 2008, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007. Please note that the Fund will be changing its fiscal year end from August 31 to October 31.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the 1-year period that ended August 31, 2008, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of -8.49%, -9.18% and -8.17%, respectively. These returns compare to the -7.44% average annual total return of the Fund’s benchmark, the MSCI BRIC 5-25 Investable Market Index. As of July 1, 2008, the Fund changed its benchmark from the MSCI EM BRIC 5-25 Constrained Index to the MSCI BRIC 5-25 Investable Market Index. The MSCI EM BRIC 5-25 Constrained Index returned -6.97% over the same time period.

Among the BRIC countries (Brazil, Russia, India and China), Brazil was the only market that posted a positive return, gaining from rising energy and commodity prices for most of the period. The Russian market was another beneficiary of the record prices, but geopolitical tensions amidst the backdrop of the global financial turmoil sparked a sell off in the market towards the end of the reporting period. The Indian and Chinese markets suffered corrections due to increased global risk aversion in emerging markets, especially those which had performed well in 2007. While both India and China did benefit from a retreat in commodity and crude oil prices over the last two months of the reporting period, the Chinese market continued to experience market nervousness over the impact of a global economic slowdown on exports.

The Fund underperformed its benchmark during the reporting period due to stock selection. In particular, negative stock selection within our holdings in Brazil and India offset the positive contributions from our holdings in China and Russia.

Our holdings in Brazil were the largest detractors from performance during the 1-year reporting period, due largely to stock selection. In addition, at the sector level, our underweight position in the Materials sector detracted as commodity prices rose to record levels. Stock selection within the Consumer Discretionary sector was also a negative contributor, dragged down by homebuilder Rossi Residencial and cable network and Internet provider Net Servicos de Comunicacao. In addition, Department store chain Lojas Renner was a negative contributor to performance as higher global energy prices stoked inflation and increased costs. We have since exited our position in Lojas Renner after its stock price rose on bargain hunting by investors.

The Fund’s exposure to India also hurt the Fund’s performance over the reporting period. Our overweight position within the Financials sector was a major underperformer as record high global crude oil prices pushed inflationary pressures upwards, prompting the Reserve Bank of India to raise interest rates. In particular, our holdings in Indiabulls Real Estate, ICICI Bank and Indiabulls Financial Services were among the most significant detractors

PORTFOLIO RESULTS

as the credit tightening cycle hurt the profitability outlook of the banking and real estate industries. We subsequently eliminated ICICI Bank from the portfolio, because of concerns regarding the deteriorating asset quality in its domestic retail assets portfolio and potential mark-to-market losses on international investments.

The Fund’s underweight country position and strong stock selection in China were the largest positive contributors to performance. Following last year’s strong performance, our decision to move to an underweight position within the Industrials sector was a significant contributor to relative performance. Stock selection was also a positive contributor, as we took profit in China COSCO Holdings prior to the global sell-off in November. (See “Portfolio Highlights” for details.)

Our exposure to Russia was another positive contributor to performance, led by our overweight position in the Materials sector, which rallied due to record high commodity prices during most of the 1-year reporting period. In particular, Raspadskaya, Russia’s second largest producer of coal used for steel making, was the leading contributor to performance. (See “Portfolio Highlights” for details.)

Portfolio Composition

The Fund seeks long-term capital appreciation by investing primarily in equity investments in Brazil, Russia, India and China or in issuers that participate in these markets. At the end of the reporting period, the Fund was overweight in Russia and underweight in Brazil, China and India. The Fund also had allocations in Kazakhstan and Kuwait. From a sector perspective, at the end of the period, the Fund was overweight in the Consumer Discretionary, Financials and Utilities sectors and underweight in the Energy, Industrials and Materials sectors.

PORTFOLIO RESULTS

Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that positively contributed to its performance during the reporting period, including the following:

■	Raspadskaya — Raspadskaya, Russia’s second largest producer of coal used for steel making, was the leading contributor to performance. The firm led the strong performers in the Russian Materials sector due to rising commodity and steel prices, which boosted the earnings outlook for the firm.

■	China COSCO Holdings — COSCO Holdings, operator of one of the world’s 10 largest container fleets and a leading freight forwarder and shipping agent in China, was the Fund’s top contributor to performance. Prior to the major global equity market sell-off in November, we had made the decision to take profit in the stock. The stock had been a significant positive contributor to the Fund’s performance, as a combination of Qualified Domestic Institutional Investor (QDII) fund flows, asset injections and a recovery in freight rates had lifted its stock price. The shipping firm’s shares also surged after it announced its relatively more expensive onshore China listing, increasing the attractiveness of the offshore stock, which we own in the Fund.

■	Shree Renuka Sugars — Shree Renuka Sugars is India’s largest sugar refiner by capacity. The stock had risen after the Indian government imposed a price cap on the price of sugar, making excess output unprofitable and easing the global glut in sugar supply. Additionally, the stock was helped by the rise in global crude oil prices over most of the reporting period, which boosted the economic viability of alternative sources of energy such as biofuels.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

September 18, 2008

FUND BASICS

BRIC Fund
as of August 31, 2008

PERFORMANCE REVIEW

September 1, 2007-	Fund Total Return	MSCI BRIC 5-25	MSCI EM BRIC 5-25
August 31, 2008	(based on NAV1)	Investable Market Index[2]	Constrained Index[3]

Class A	-8.49%	-7.44%	-6.97%
Class C	-9.18	-7.44	-6.97
Institutional	-8.17	-7.44	-6.97

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI BRIC 5-25 Investable Market Index offers an exhaustive representation of the Brazilian, Russian, Indian and Chinese markets by targeting all companies with a market capitalization within the top 99% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. As an addition to the parent Index this Index is weighted and rebalanced using a modified variation of the MSCI Barra’s proprietary “10-40” Index methodology. As of the end of July 2008, the MSCI BRIC 5-25 Investable Market Index consisted of 782 constituents. In the Investment Adviser’s opinion, the MSCI BRIC 5-25 Investable Market Index is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

[3]	The MSCI EM BRIC 5-25 Constrained Index is a customized, constrained benchmark, derived from the standard MSCI BRIC Index, with individual stock weights capped at 5% and the total of all stocks weighing more than 2.5% capped at 25%. The MSCI EM BRIC 5-25 Constrained Index combines, on a market capitalization weighted basis, the components of the MSCI Brazil, MSCI Russia, MSCI India and MSCI China Equity Indices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 6/30/08	One Year	Since Inception	Inception Date

Class A	6.68%	27.83%	6/30/06
Class C	11.00	30.49	6/30/06
Institutional	13.30	32.03	6/30/06

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.97%	2.07%
Class C	2.72	2.82
Institutional	1.57	1.85

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/086

	% of Net
Holding	Assets	Line of Business	Country

Companhia Vale do Rio Doce ADR	6.0%	Materials	Brazil
OAO Gazprom ADR	5.4	Energy	Russia
China Construction Bank Corp. Class H	5.1	Banks	China
China Mobile Ltd.	4.8	Telecommunication Services	Hong Kong
CNOOC Ltd.	4.3	Energy	Hong Kong
Petroleo Brasileiro SA ADR Preference Shares	3.9	Energy	Brazil
Unibanco-Uniao de Bancos Brasileiros SA GDR	3.8	Banks	Brazil
Sberbank RF	3.1	Banks	Russia
Vimpel-Communications ADR	2.9	Telecommunication Services	Russia
China Life Insurance Co. Ltd.	2.7	Insurance	China

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 8/31/087

Percentage of Investment Portfolio

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 1.4% of the Fund’s Net Assets at 8/31/08.

GOLDMAN SACHS BRIC FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on June 30, 2006 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s former benchmark, the Morgan Stanley Capital International (MSCI) EM BRIC 5-25 Customized Constrained Index (unhedged; with dividends reinvested) (“MSCI EM BRIC 5-25 Customized Constrained”), and the Fund’s new benchmark, the Morgan Stanley Capital International (MSCI) BRIC 5-25 Investable Market Index (“MSCI BRIC 5-25 IMI”), are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

BRIC Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2006 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Since Inception

Class A (commenced June 30, 2006)
Excluding sales charges	−8.49%	20.22%
Including sales charges	−13.52%	17.15%

Class C (commenced June 30, 2006)
Excluding contingent deferred sales charges	−9.18%	19.29%
Including contingent deferred sales charges	−10.09%	19.29%

Institutional (commenced June 30, 2006)	−8.17%	20.68%

*	On July 1, 2008, the Fund changed its benchmark to the MSCI BRIC 5-25 IMI. Performance for this index is only available from June 30, 2007. Performance in this line graph for periods prior to June 30, 2007, is the performance of the Fund’s former benchmark, the MSCI EM BRIC 5-25 Customized Constrained.

PORTFOLIO RESULTS

Concentrated Emerging Markets Equity Fund

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs Concentrated Emerging Markets Equity Fund (the “Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended October 31, 2008, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007. Please note that the Fund will be changing its fiscal year end from August 31 to October 31.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the 1-year period that ended August 31, 2008, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of -11.77%, -12.58% and -12.00%, respectively. These returns compare to the -10.06% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Standard Index (formerly the MSCI Emerging Markets Index), over the same time period.

While emerging market equities ended 2007 on a strong note, in 2008 concerns over slower global growth, a liquidity crunch, inflation pressures and developed market financial sector failures weighed heavily on the emerging equity market asset class. Another theme in 2008 has been the reversal of high materials and energy prices since early July. Net importers India and China, which had suffered significantly on soaring inflationary pressures amid surging fuel costs, benefited from the easing price pressures. In contrast, exporting markets such as Brazil and Russia fell as energy prices weakened.

The Fund underperformed its benchmark on weak stock selection. In particular, negative stock selection within Brazil and Russia offset our positive exposures in Mexico and China.

Our holdings in Brazil were the largest detractors in the Fund, with stock selection contributing largely to its underperformance. At the sector level, our underweight position in Energy, specifically in Petrol Brasileiros, detracted from performance as oil prices rose to record levels during the reporting period. Stock selection within the Consumer Discretionary sector was also a negative contributor, dragged down by homebuilder Rossi Residencial, as global energy prices stoked inflation and increased costs. However, within the Brazilian Energy sector, stock selection was strong with Vale contributing to performance (See “Portfolio Highlights” for details).

Our exposure to Russia was another detractor. While stock selection in the Energy sector contributed positively to performance, this was offset by our exposure to Russian Financials. In particular, our position in Sberbank, Russia’s largest bank, detracted from performance after the company reported disappointing fiscal third quarter results in mid-January. Furthermore, recent capital outflows reduced liquidity within the Russian market which, in turn, drove interest rates higher. While our exposure to the market has been a detractor within the portfolio, it is our belief that Russia’s fundamentals remain intact and we believe that, over the long term, its economy should benefit from rising income levels in its middle class.

PORTFOLIO RESULTS

Our exposure to Mexico was the leading contributor to relative performance, led by strong stock selection as well as our overweight position. Femsa, Latin America’s largest beverage company, was a leading contributor to relative performance. The stock performed well after it announced strong net earnings (See “Portfolio Highlights” for details).

The Fund’s strong stock selection in China was one of the leading contributors to performance. Stock selection was a positive contributor, as our overweight position in China COSCO Holdings significantly contributed to performance and we took profits in the company prior to the global sell-off in November (see “Portfolio Highlights” for details).

Portfolio Composition

The Fund seeks long-term capital appreciation by investing primarily in equity investments in emerging markets or in issuers that participate in these markets. At the end of the reporting period, the Fund’s largest five overweights were in Mexico, Kazakhstan, Turkey, South Africa and Egypt. From a sector perspective, at the end of the period, the Fund was overweight in the Information Technology, Consumer Discretionary and Telecommunication Services sectors and underweight in the Financials, Industrials and Materials sectors.

Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that positively contributed to its performance during the reporting period, including the following:

■	Femsa — Femsa, Latin America’s largest beverage company, rose steadily over the reporting period with the largest gains coming in February of 2008. Management reported strong fourth quarter net earnings due to an increase in soft drink sales in Mexico and Brazil. It also benefited from December price increases in the company’s beer offerings.

■	China COSCO Holdings — COSCO Holdings, operator of one of the world’s 10 largest container fleets and a leading freight forwarder and shipping agent in China, was the Fund’s top contributor to performance. Prior to the major global equity market sell-off in November, we had made the decision to take profit in the stock. The stock had been a significant positive contributor to the Fund’s performance, as a combination of Qualified Domestic Institutional Investor (QDII) fund flows, asset injections and a recovery in freight rates had lifted its stock price. The shipping firm’s shares also surged after it announced its relatively more expensive onshore China listing, increasing the attractiveness of the offshore stock, which we own in the Fund.

■	Vale — Vale, a Brazilian mining company, was a top contributor to performance during the reporting period. Its shares rose due to sharply higher commodities prices in 2008.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

September 18, 2008

FUND BASICS

Concentrated Emerging Markets Equity Fund
as of August 31, 2008

PERFORMANCE REVIEW

September 1, 2007-	Fund Total Return	MSCI Emerging Markets
August 31, 2008	(based on NAV1)	Standard Index[2]

Class A	-11.77%	-10.06%
Class C	-12.58	-10.06
Institutional	-12.00	-10.06

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI Emerging Markets Standard Index (with dividends reinvested) (formerly the MSCI Emerging Markets Index) is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 30 emerging market countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Since Inception	Inception Date

Class A	-3.62%	-3.60%	6/29/07
Class C	0.05	1.04	6/29/07
Institutional	1.74	1.73	6/29/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.94%	4.66%
Class C	2.69	5.41
Institutional	1.54	4.26

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/085

	% of Net
Holding	Assets	Line of Business	Country

Companhia Vale do Rio Doce ADR Preference A Shares	4.7%	Materials	Brazil
OAO Gazprom ADR	4.3	Energy	Russia
Petroleo Brasileiro SA ADR Preference Shares	3.4	Energy	Brazil
China Construction Bank Corp. Class H	2.9	Banks	China
China Mobile Ltd.	2.8	Telecommunication Services	Hong Kong
America Movil SAB de CV ADR Series L	2.8	Telecommunication Services	Mexico
Hon Hai Precision Industry	2.6	Technology Hardware	Taiwan
Co. Ltd.		& Equipment
Huaneng Power International, Inc. Class H	2.3	Utilities	China
Sasol Ltd.	2.2	Energy	South Africa
Infosys Technologies Ltd.	2.1	Software & Services	India

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 0.4% of the Fund’s Net Assets at 8/31/08.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on June 29, 2007 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Standard Index-Net (“MSCI EM Standard Index-NET”) (formerly the MSCI Emerging Markets Index), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Class C Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Concentrated Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 29, 2007 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Since Inception

Class A (commenced June 29, 2007)
Excluding sales charges	−11.77%	−9.88%
Including sales charges	−16.58%	−14.09%

Class C (commenced June 29, 2007)
Excluding contingent deferred sales charges	−12.58%	−10.73%
Including contingent deferred sales charges	−13.45%	−10.73%

Institutional (commenced June 29, 2007)	−12.00%	−10.08%

PORTFOLIO RESULTS

Emerging Markets Equity Fund

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs Emerging Markets Equity Fund (the “Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended October 31, 2008, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007. Please note that the Fund will be changing its fiscal year end from August 31 to October 31.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the 1-year period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -13.92%, -14.55%, -14.58%, -13.57% and -14.03%, respectively. These returns compare to the -11.42% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (with dividends reinvested). As of July 1, 2008, the Fund changed its benchmark from the MSCI Emerging Markets (Net) Index to the MSCI Emerging Markets Investable Market Index (with dividends reinvested). The MSCI Emerging Markets (Net) Index returned -9.81% over the same period.

While emerging market equities ended 2007 on a strong note, in 2008 concerns over slower global growth, a liquidity crunch, inflation pressures and developed market financial sector failures weighed heavily on the emerging equity market asset class. Another theme in 2008 has been the reversal of high materials and energy prices since early July. Net importers India and China, which had suffered significantly on soaring inflationary pressures amid surging fuel costs, benefited from the easing price pressures. In contrast, exporting markets such as Brazil and Russia fell as energy prices weakened.

The Fund underperformed its benchmark due to weak stock selection. In particular, negative stock selection within Brazil and India offset our positive exposures in China and Taiwan.

Our holdings in Brazil were the largest detractors in the Fund, with stock selection contributing largely to its underperformance. At the sector level, our underweight position in Energy, specifically in Petrol Brasileiros, detracted from performance as oil prices rose to record levels during the reporting period. Stock selection within the Consumer Discretionary sector was also a negative contributor, dragged down by homebuilder Rossi Residencial, as global energy prices stoked inflation and increased costs. However, within the Brazilian Energy sector, stock selection was strong with Vale contributing to performance (See “Portfolio Highlights” for details).

The Fund’s exposure to India also detracted from performance during the reporting period. Within the country, our overweight position in the Financials sector was a major drag on performance as record levels of global crude oil prices pushed inflationary pressures higher. This prompted the Reserve Bank of India to raise interest rates.

Our exposure to Russia was another detractor. While stock selection in the Energy sector contributed to performance, this was offset by our exposure to Russian Financials. In particular, our position in Sberbank, Russia’s largest bank, was a negative contributor after the company reported disappointing fiscal third quarter results in mid-January. Furthermore, recent capital outflows reduced liquidity within the Russian market which, in turn, drove interest rates higher. While our exposure to the market has been a detractor within the

PORTFOLIO RESULTS

portfolio, it is our belief that Russia’s fundamentals remain intact and we believe that, over the long term, its economy should benefit from rising income levels in its middle class.

The Fund’s strong stock selection in China was the largest positive contributor to performance. Stock selection was a positive contributor, as our overweight position in China COSCO Holdings significantly contributed to performance and we took profits in the company prior to the global sell-off in November (see “Portfolio Highlights” for details). Elsewhere, strong stock selection in Taiwan benefited the Fund, specifically in the Information Technology sector. (See “Portfolio Highlights” for details.)

Portfolio Composition

The Fund seeks long-term capital appreciation by investing primarily in equity investments in emerging markets or in issuers that participate in these markets. At the end of the reporting period, the Fund’s largest five overweights were in South Africa, Russia, Egypt, Turkey and Mexico. From a sector perspective, at the end of the period, the Fund was overweight in the Information Technology, Telecommunication Services and Consumer Discretionary sectors and underweight in the Industrials, Financials and Healthcare sectors.

Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that positively contributed to its performance during the reporting period, including the following:

■	China COSCO Holdings — COSCO Holdings, operator of one of the world’s 10 largest container fleets and a leading freight forwarder and shipping agent in China, was the Fund’s top contributor to performance. Prior to the major global equity market sell-off in November, we had made the decision to take profit in the stock. The stock had been a significant positive contributor to the Fund’s performance, as a combination of Qualified Domestic Institutional Investor (QDII) fund flows, asset injections and a recovery in freight rates had lifted its stock price. The shipping firm’s shares also surged after it announced its relatively more expensive onshore China listing, increasing the attractiveness of the offshore stock, which we own in the Fund.

■	Vale — Vale, a Brazilian mining company, was a top contributor to performance during the reporting period. Its shares rose due to sharply higher commodities prices in 2008.

■	High Tech Computer — High Tech Computer is the world’s largest manufacturer of phones (handsets) using the Microsoft Windows operating system. Its stock rallied due to solid revenues, while a stronger U.S. dollar and cooling energy prices also helped boost export demand and relieve cost pressures. We took profits from High Tech Computer and sold out of our position during the reporting period.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

September 18, 2008

FUND BASICS

Emerging Markets Equity Fund
as of August 31, 2008

PERFORMANCE REVIEW

September 1, 2007-	Fund Total Return	MSCI Emerging Markets	MSCI Emerging
August 31, 2008	(based on NAV1)	Investable Market Index[2]	Markets (Net) Index[3]

Class A	-13.92%	-11.42%	-9.81%
Class B	-14.55	-11.42	-9.81
Class C	-14.58	-11.42	-9.81
Institutional	-13.57	-11.42	-9.81
Service	-14.03	-11.42	-9.81

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI Emerging Markets Investable Market Index offers an exhaustive representation of the Emerging markets (Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey) by targeting all companies with a market capitalization within the top 99% of their investable equity universe subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. As of the end of July 2008, the MSCI Emerging Markets Investable Market Index consisted of 2,443 constituents. In the Investment Adviser’s opinion, the MSCI Emerging Markets Investable Market Index is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The unmanaged MSCI Emerging Markets (Net) Index (with dividends reinvested) is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 30 emerging market countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 6/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-5.54%	26.43%	12.53%	10.14%	12/15/97
Class B	-5.76	26.84	12.51	10.12	12/15/97
Class C	-1.76	26.96	12.47	10.10	12/15/97
Institutional	0.36	28.44	13.77	11.37	12/15/97
Service	-0.18	27.79	13.18	10.61	12/15/97

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.79%	1.79%
Class B	2.54	2.54
Class C	2.54	2.54
Institutional	1.39	1.39
Service	1.89	1.89

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/086

	% of Net
Holding	Assets	Line of Business	Country

Companhia Vale do Rio Doce Preference A Shares	4.4%	Materials	Brazil
OAO Gazprom	4.2	Energy	Russia
Petroleo Brasileiro SA ADR Preference Shares	3.1	Energy	Brazil
China Mobile Ltd.	2.5	Telecommunication Services	Hong Kong
China Construction Bank Corp. Class H	2.5	Banks	China
Taiwan Semiconductor Manufacturing Co. Ltd.	2.4	Semiconductors & Semiconductor Equipment	Taiwan
Hon Hai Precision Industry Co. Ltd.	2.3	Technology Hardware & Equipment	Taiwan
Samsung Electronics Co. Ltd. Preference Shares	2.3	Semiconductors & Semiconductor Equipment	South Korea
Sasol Ltd.	2.2	Energy	South Africa
Corp. GEO SAB de CV Series B	2.1	Consumer Durables & Apparel	Mexico

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 8/31/087

Percentage of Investment Portfolio

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 1.0% of the Fund’s Net Assets at 8/31/08.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 1, 1998 in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s former benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) (“MSCI EM Index-Net”), and the Fund’s new benchmark, the Morgan Stanley Capital Institutional (MSCI) EM Investable Markets Index (IMI) (with dividends reinvested) (“MSCI EM IMI”), are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with dividend reinvested, from September 1, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced December 15, 1997)
Excluding sales charges	−13.92%	20.79%	15.17%	9.15%
Including sales charges	−18.65%	19.44%	14.52%	8.58%

Class B (commenced December 15, 1997)
Excluding contingent deferred sales charges	−14.55%	19.99%	14.49%	8.55%
Including contingent deferred sales charges	−18.81%	19.76%	14.49%	8.55%

Class C (commenced December 15, 1997)
Excluding contingent deferred sales charges	−14.58%	19.96%	14.44%	8.53%
Including contingent deferred sales charges	−15.43%	19.96%	14.44%	8.53%

Institutional (commenced December 15, 1997)	−13.57%	21.32%	15.78%	9.78%

Service (commenced December 15, 1997)	−14.03%	20.71%	15.32%	9.03%

GOLDMAN SACHS BRIC FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 97.8%

Brazil – 29.0%
2,076,542	Banco do Estado do Rio Grande do Sul SA Preference B Shares (Banks)	$10,306,273
1,129,341	BM&F BOVESPA SA (Diversified Financials)	8,646,733
178,400	Companhia Siderurgica Nacional SA ADR (Materials)(a)	6,192,264
1,458,198	Companhia Vale do Rio Doce ADR (Materials)	38,715,157
172,700	Companhia Vale do Rio Doce Preference A Shares (Materials)	4,035,670
684,439	Gerdau SA ADR Preference Shares (Materials)	12,805,854
862,100	GP Investments Ltd. BDR (Diversified Financials)*	8,832,558
575,013	GVT Holding SA (Telecommunication Services)*	13,045,387
472,432	Iguatemi Empresa de Shopping Centers SA (Real Estate)	5,544,555
1,145,539	Net Servicos de Comunicacao SA Preference Shares (Media)*	13,352,908
14,600	OGX Petroleo e Gas Participacoes SA (Energy)*	5,060,647
594,400	Petroleo Brasileiro SA ADR Preference Shares (Energy)	25,541,368
408,128	Rossi Residencial SA (Consumer Durables & Apparel)	2,553,930
604,728	Santos Brasil Participacoes SA (Transportation)	9,111,730
203,121	Unibanco-Uniao de Bancos Brasileiros SA GDR (Banks)(a)	24,285,147

		188,030,181

China – 21.3%
4,424,000	Angang Steel Co. Ltd. Class H (Materials)	5,988,219
9,535,000	Belle International Holdings Ltd. (Retailing)	9,575,325
40,446,000	China Construction Bank Corp. Class H (Banks)	32,780,803
4,537,000	China Life Insurance Co. Ltd. (Insurance)	17,244,707
4,341,500	China Shenhua Energy Co. Ltd. Class H (Energy)	14,825,194
4,740,000	China Shipping Development Co. Ltd. Class H (Transportation)	11,199,703
22,938,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	9,685,543
4,455,600	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	7,710,075
27,572,000	Huadian Power International Corp. Ltd. Class H (Utilities)	8,265,665
13,416,000	Huaneng Power International, Inc. Class H (Utilities)	9,978,923
8,224,000	PetroChina Co. Ltd. Class H (Energy)	10,543,231

		137,797,388

Hong Kong – 11.9%
2,939,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	8,870,342
2,735,000	China Mobile Ltd. (Telecommunication Services)	31,047,716
18,056,000	CNOOC Ltd. (Energy)	28,073,492
16,926,000	Xinyi Glass Holdings Co. Ltd. (Automobiles & Components)	8,909,676

		76,901,226

India – 15.6%
3,609,006	GMR Infrastructure Ltd. (Capital Goods)*	8,375,879
10,160,437	GVK Power & Infrastructure Ltd. (Utilities)*	9,042,220
581,904	HDFC Bank Ltd. (Banks)	16,808,171
928,762	Indiabulls Financial Services Ltd. (Diversified Financials)	5,226,893
652,149	Indiabulls Real Estate Ltd. (Real Estate)	4,237,875
396,655	Infosys Technologies Ltd. (Software & Services)	15,694,538
238,505	Jindal Steel & Power Ltd. (Materials)	10,252,730
3,080,167	Shree Renuka Sugars Ltd. (Food, Beverage & Tobacco)	8,132,115
451,292	Tata Power Co. Ltd. (Utilities)	10,662,109
1,294,794	Wipro Ltd. (Software & Services)	12,606,153

		101,038,683

Kazakhstan – 1.6%
241,950	Eurasian Natural Resources Corp. (Materials)*	4,420,531
264,350	KazMunaiGas Exploration Production GDR (Energy)	6,108,310

		10,528,841

Kuwait – 0.8%
283,300	Global Investment House KSCC GDR (Diversified Financials)*(b)	5,136,229

Russia – 17.6%
764,137	Globaltrans Investment PLC GDR (Transportation)*(b)	10,621,504
8,877,331	Kuzbassrazrezugol (Energy)*	4,926,919
895,830	OAO Gazprom ADR (Energy)	34,802,996
72,790	Pharmstandard (Pharmaceuticals, Biotechnology & Life Sciences)*	4,822,338
1,337,294	Raspadskaya (Materials)	7,602,900

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Shares	Description	Value

Common Stocks – (continued)
Russia – (continued)

8,438,819	Sberbank RF (Banks)	$19,786,836
778,197	Vimpel-Communications ADR (Telecommunication Services)	18,700,074
71,800	Wimm-Bill-Dann Foods OJSC ADR (Food, Beverage & Tobacco)*(a)	4,991,536
293,197	X 5 Retail Group NV GDR (Food & Staples Retailing)*	7,943,811

		114,198,914

TOTAL COMMON STOCKS
(Cost $719,943,134)		$633,631,462

Notional		Maturity
Shares	Description	Date	Value

Equity-Linked Note – 1.2%

China – 1.2%
2,371,384	China Merchants Bank Co. Ltd. (Merrill Lynch International & Co.) (Banks)	01/05/09	$7,949,269
(Cost $8,508,589)

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Short-Term Obligation – 0.7%

	JPMorgan Chase Euro – Time Deposit
$	$4,705,298	1.922%	09/02/08	$4,705,298
	(Cost $4,705,298)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $733,157,021)			$646,286,029

		Interest
	Shares	Rate		Value

Securities Lending Collateral – 1.4%(c)

	Boston Global Investment Trust – Enhanced Portfolio
	9,308,375	2.393%		$9,308,375
	(Cost $9,308,375)

	TOTAL INVESTMENTS – 101.1%
	(Cost $742,465,396)			$655,594,404

	LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%			(7,369,248)

	NET ASSETS – 100.0%			$648,225,156

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $15,757,733, which represents approximately 2.4% of net assets as of August 31, 2008.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
BDR	—	Brazilian Depositary Receipt
GDR	—	Global Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

The SGX CNX Nifty Index	435	September 2008	$3,794,070	$42,197

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 88.3%

Austria – 0.5%
4,455	Erste Group Bank AG (Banks)	$266,231

Brazil – 13.3%
67,823	BM&F BOVESPA SA (Diversified Financials)	519,283
104,937	Companhia Vale do Rio Doce ADR Preference A Shares (Materials)	2,494,352
37,608	Gerdau SA ADR Preference Shares (Materials)	703,646
800	OGX Petroleo e Gas Participacoes SA (Energy)*	277,296
42,200	Petroleo Brasileiro SA ADR Preference Shares (Energy)	1,813,334
31,506	Rossi Residencial SA (Consumer Durables & Apparel)	197,154
8,633	Unibanco-Uniao de Bancos Brasileiros SA GDR (Banks)	1,032,161

		7,037,226

China – 8.6%
1,912,000	China Construction Bank Corp. Class H (Banks)	1,549,644
268,000	China Shipping Development Co. Ltd. Class H (Transportation)	633,232
1,328,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	560,746
362,000	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	626,413
1,624,000	Huaneng Power International, Inc. Class H (Utilities)	1,207,944

		4,577,979

Egypt – 1.3%
13,779	Orascom Telecom Holding SAE GDR (Telecommunication Services)	713,752

Hong Kong – 4.7%
132,500	China Mobile Ltd. (Telecommunication Services)	1,504,140
625,000	CNOOC Ltd. (Energy)	971,751

		2,475,891

India – 4.7%
29,260	Indiabulls Financial Services Ltd. (Diversified Financials)	164,670
28,300	Infosys Technologies Ltd. (Software & Services)	1,119,752
11,545	Jindal Steel & Power Ltd. (Materials)	496,290
14,332	Reliance Industries Ltd. (Energy)	693,011

		2,473,723

Indonesia – 1.0%
877,000	PT Bank Rakyat Indonesia (Banks)	554,912

Israel – 1.0%
33,158	Israel Chemicals Ltd. (Materials)	550,410

Kazakhstan – 1.8%
40,200	KazMunaiGas Exploration Production GDR (Energy)	928,897

Mexico – 8.6%
29,100	America Movil SAB de CV ADR Series L (Telecommunication Services)	1,495,158
349,807	Corp. GEO SAB de CV Series B (Consumer Durables & Apparel)*	1,023,966
13,500	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	599,670
37,300	Grupo Televisa SA ADR (Media)	864,614
160,453	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	585,154

		4,568,562

Peru – 0.9%
20,858	Companhia de Minas Buenaventura SA ADR (Materials)	483,906

Russia – 9.4%
59,123	OAO Gazprom ADR (Energy)	2,296,929
430,315	Sberbank RF (Banks)	1,008,977
37,699	Vimpel-Communications ADR (Telecommunication Services)	905,907
27,328	X 5 Retail Group NV GDR (Food & Staples Retailing)*	740,418

		4,952,231

South Africa – 8.4%
43,041	Adcock Ingram Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	209,683
314,400	FirstRand Ltd. (Diversified Financials)	669,514
26,976	Impala Platinum Holdings Ltd. (Materials)	761,143
21,300	Sasol Ltd. (Energy)	1,172,465
50,010	Telkom South Africa Ltd. (Telecommunication Services)	904,115
43,041	Tiger Brands Ltd. (Food, Beverage & Tobacco)	757,030

		4,473,950

South Korea – 10.8%
43,370	Daewoo Engineering & Construction Co. Ltd. (Capital Goods)	460,599
34,360	Hyundai Motor Co. Preference Shares (Automobiles & Components)	845,197
67,200	Korea Exchange Bank (Banks)	841,610
2,310	POSCO (Materials)	993,618
2,200	Samsung Electronics Co. Ltd. GDR (Registered) Preference Shares (Semiconductors & Semiconductor Equipment)(a)	368,660

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)

2,810	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	$933,358
1,110	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	520,670
9,568	SK Energy Co. Ltd. (Energy)	747,752

		5,711,464

Taiwan – 10.3%
531,846	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	383,474
131,712	Advanced Semiconductor Engineering, Inc. ADR (Semiconductors & Semiconductor Equipment)(b)	470,212
1,395,000	Chinatrust Financial Holding Co. Ltd. (Banks)	897,566
271,400	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)*	1,361,488
2,600	Hon Hai Precision Industry Co. Ltd. GDR (Registered) (Technology Hardware & Equipment)	25,922
68,680	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	788,626
40,770	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	395,877
607,045	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,118,076

		5,441,241

Turkey – 3.0%
167,881	Turk Telekomunikasyon AS (Telecommunication Services)*	600,891
70,030	Turkcell Iletisim Hizmet AS (Telecommunication Services)	463,283
174,393	Turkiye Garanti Bankasi AS (Banks)*	516,291

		1,580,465

TOTAL COMMON STOCKS
(Cost $53,719,610)		$46,790,840

Notional		Maturity
Shares	Description	Date	Value

Equity-Linked Notes – 1.6%

India – 0.4%
5,177	Infosys Technologies Ltd. (Citigroup Global Markets) (Software & Services)(a)	01/19/09	$204,840

South Korea – 1.2%
25,246	Daewoo Engineering & Construction Co. Ltd. (Deutsche Bank AG) (Capital Goods)	07/13/17	268,118
7,404	Hyundai Motor Co. (Citigroup Global Markets) (Automobiles & Components)	01/17/12	182,125
3,910	Reliance Industries Ltd. (UBS AG London) (Energy)	07/19/10	189,065

			639,308

TOTAL EQUITY-LINKED NOTES
(Cost $1,347,885)			$844,148

Shares	Description	Value

Exchange Traded Fund – 4.4%

Other – 4.4%
57,944	iShares MSCI Emerging Markets Index Fund	$2,320,657
(Cost $2,367,961)

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Short-Term Obligation – 5.4%

	JPMorgan Chase Euro – Time Deposit
$	$2,871,054	1.922%	09/02/08	$2,871,054
	(Cost $2,871,054)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $60,306,510)			$52,826,699

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

	Interest
Shares	Rate	Value

Securities Lending Collateral – 0.4%(c)

Boston Global Investment Trust – Enhanced Portfolio
188,000	2.393%	$188,000
(Cost $188,000)

TOTAL INVESTMENTS – 100.1%
(Cost $60,494,510)		$53,014,699

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(40,250)

NET ASSETS – 100.0%		$52,974,449

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $573,500, which represents approximately 1.1% of net assets as of August 31, 2008.

(b)	All or a portion of security is on loan.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 97.1%

Austria – 0.5%
145,585	Erste Group Bank AG (Banks)	$8,700,171

Brazil – 14.0%
4,216,338	Banco do Estado do Rio Grande do Sul SA Preference B Shares (Banks)	20,926,488
2,904,300	Companhia Vale do Rio Doce Preference A Shares (Materials)	67,867,968
1,088,806	Gerdau SA ADR Preference Shares (Materials)(a)	20,371,560
2,196,348	Net Servicos de Comunicacao SA Preference Shares (Media)*	25,601,602
25,900	OGX Petroleo e Gas Participacoes SA (Energy)*	8,977,449
1,111,320	Petroleo Brasileiro SA ADR Preference Shares (Energy)	47,753,420
814,585	Rossi Residencial SA (Consumer Durables & Apparel)	5,097,403
175,402	Unibanco-Uniao de Bancos Brasileiros SA GDR (Banks)	20,971,063

		217,566,953

China – 9.1%
46,995,000	China Construction Bank Corp. Class H (Banks)	38,088,657
4,634,000	China Life Insurance Co. Ltd. (Insurance)	17,613,395
5,618,000	China Shipping Development Co. Ltd. Class H (Transportation)	13,274,247
42,944,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	18,133,053
10,724,400	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	18,557,753
52,966,000	Huadian Power International Corp. Ltd Class H (Utilities)	15,878,399
26,084,000	Huaneng Power International, Inc. Class H (Utilities)	19,401,478

		140,946,982

Egypt – 2.1%
356,907	Orascom Telecom Holding SAE GDR (Telecommunication Services)	18,487,783
4,861,181	Telecom Egypt (Telecommunication Services)	14,967,655

		33,455,438

Hong Kong – 5.6%
6,182,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	18,658,202
3,459,000	China Mobile Ltd. (Telecommunication Services)	39,266,562
18,960,000	CNOOC Ltd. (Energy)	29,479,032

		87,403,796

India – 6.1%
5,383,131	GMR Infrastructure Ltd. (Capital Goods)*	12,493,316
999,438	Indiabulls Financial Services Ltd. (Diversified Financials)	5,624,644
631,300	Infosys Technologies Ltd. (Software & Services)	24,978,790
444,825	Jindal Steel & Power Ltd. (Materials)	19,121,907
556,614	Tata Power Co. Ltd. (Utilities)	13,150,420
1,942,890	Wipro Ltd. (Software & Services)	18,916,035

		94,285,112

Indonesia – 1.2%
29,440,500	PT Bank Mandiri Persero Tbk (Banks)	9,000,888
15,232,500	PT Bank Rakyat Indonesia (Banks)	9,638,187

		18,639,075

Israel – 1.0%
976,702	Israel Chemicals Ltd. (Materials)	16,212,867

Kazakhstan – 1.1%
749,173	KazMunaiGas Exploration Production GDR (Energy)	17,311,067

Kuwait – 0.9%
759,123	Global Investment House KSCC GDR (Diversified Financials)*(b)	13,762,900

Malaysia – 1.1%
20,774,000	Resorts World Berhad (Consumer Services)	16,501,657

Mexico – 6.1%
343,000	America Movil SAB de CV ADR Series L (Telecommunication Services)	17,623,340
8,403,333	Axtel SAB de CV (Telecommunication Services)*(a)	10,297,050
11,259,111	Corp. GEO SAB de CV Series B (Consumer Durables & Apparel)*	32,958,036
8,014,100	Corp. Moctezuma SAB de CV (Materials)	18,354,239
4,140,256	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	15,099,035

		94,331,700

Peru – 1.0%
644,900	Companhia de Minas Buenaventura SA ADR (Materials)	14,961,680

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)

Russia – 9.7%
1,683,846	OAO Gazprom ADR (Energy)	$65,417,417
12,779,811	Sberbank RF (Banks)	29,965,334
1,042,512	Vimpel-Communications ADR (Telecommunication Services)	25,051,563
117,800	Wimm-Bill-Dann Foods OJSC ADR (Food, Beverage & Tobacco)*	8,189,456
802,095	X 5 Retail Group NV GDR (Food & Staples Retailing)*	21,731,776

		150,355,546

South Africa – 10.4%
887,870	Adcock Ingram Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	4,325,447
7,589,500	FirstRand Ltd. (Diversified Financials)	16,161,814
837,422	Impala Platinum Holdings Ltd. (Materials)	23,628,318
2,078,405	Massmart Holdings Ltd. (Food & Staples Retailing)	22,398,265
4,199,181	Pretoria Portland Cement Co. Ltd. (Materials)	18,512,434
630,107	Sasol Ltd. (Energy)	34,684,442
1,475,636	Telkom South Africa Ltd. (Telecommunication Services)	26,677,564
887,870	Tiger Brands Ltd. (Food, Beverage & Tobacco)	15,616,369

		162,004,653

South Korea – 11.8%
1,380,617	Daewoo Engineering & Construction Co. Ltd. (Capital Goods)	14,662,471
53,750	Hyundai Heavy Industries (Capital Goods)	11,682,081
700,360	Hyundai Motor Co. Preference Shares (Automobiles & Components)	17,227,656
1,464,170	Korea Exchange Bank (Banks)	18,337,201
956,690	Korean Reinsurance Co. (Insurance)	8,779,573
2,145,070	ON*Media Corp. (Media)*	5,620,947
42,050	POSCO (Materials)	18,087,284
107,148	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	35,589,855
49,900	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	23,406,681
188,543	SK Energy Co. Ltd. (Energy)	14,734,887
499,540	Woongjin Coway Co. Ltd. (Consumer Durables & Apparel)	15,205,491

		183,334,127

Taiwan – 10.2%
26,213,287	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	18,900,448
28,202,000	Chinatrust Financial Holding Co. Ltd. (Banks)	18,145,642
14,703,125	Far EasTone Telecommunications Co. Ltd. (Telecommunication Services)	21,381,871
7,148,603	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	35,861,215
2,242,200	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	25,746,336
20,553,711	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	37,856,514

		157,892,026

Thailand – 2.1%
7,577,700	Siam Commercial Bank PCL (Banks)	16,598,350
11,495,100	Thai Oil PCL (Energy)	16,576,370

		33,174,720

Turkey – 3.1%
5,554,223	Turk Telekomunikasyon AS (Telecommunication Services)*	19,880,048
1,762,871	Turkcell Iletisim Hizmet AS (Telecommunication Services)	11,662,262
5,419,950	Turkiye Garanti Bankasi AS (Banks)*	16,045,770

		47,588,080

TOTAL COMMON STOCKS
(Cost $1,626,456,140)		$1,508,428,550

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Notional		Maturity
Shares	Description	Date	Value

Equity-Linked Notes – 1.0%

Taiwan – 1.0%
2,394,000	Chinatrust Financial Holding Co. Ltd. (Citigroup Global Markets) (Banks)(b)	01/17/12	$1,556,100
14,009,874	Taiwan Cement Corp. (Citigroup Global Markets) (Materials)	01/20/09	13,729,677

TOTAL EQUITY-LINKED NOTES
(Cost $20,591,350)			$15,285,777

Shares	Description	Value

Exchange Traded Fund – 0.5%

Other – 0.5%
216,688	iShares MSCI Emerging Markets Index Fund(a)	$8,678,354
(Cost $9,235,825)

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Short-Term Obligation – 1.4%

	JPMorgan Chase Euro – Time Deposit
$	$21,415,276	1.922%	09/02/08	$21,415,276
	(Cost $21,415,276)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $1,677,698,591)			$1,553,807,957

	Interest
Shares	Rate	Value

Securities Lending Collateral – 1.0%(c)

Boston Global Investment Trust – Enhanced Portfolio
15,248,370	2.393%	$15,248,370
(Cost $15,248,370)

TOTAL INVESTMENTS – 101.0%
(Cost $1,692,946,961)		$1,569,056,327

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(15,457,896)

NET ASSETS – 100.0%		$1,553,598,431

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $15,319,000, which represents approximately 1.0% of net assets as of August 31, 2008.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities
August 31, 2008

		Concentrated
		Emerging Markets	Emerging Markets
	BRIC Fund	Equity Fund	Equity Fund

Assets:

Investment in securities, at fair value (identified cost $733,157,021, $60,306,510 and $1,677,698,591, respectively)(a)	$646,286,029	$52,826,699	$1,553,807,957
Securities lending collateral, at value which equals cost	9,308,375	188,000	15,248,370
Cash	—	—	5,345
Foreign currency, at value (identified cost $176,019, $362,310 and $9,198,988, respectively)	175,763	358,189	9,133,405
Receivables:
Fund shares sold	2,275,555	255,782	1,715,371
Dividends and interest, at value	978,310	77,156	3,234,225
Investment securities sold, at value	580,199	44,761	1,176,886
Due from broker — variation margin, at value(b)	545,457	—	—
Foreign tax reclaims, at value	213,752	285	986,112
Securities lending income	12,983	1,014	50,593
Reimbursement from investment adviser	—	105,150	—
Other assets	2,379	108	69,702

Total assets	660,378,802	53,857,144	1,585,427,966

Liabilities:

Payables:
Payable upon return of securities loaned	9,308,375	188,000	15,248,370
Fund shares redeemed	1,376,845	—	4,152,184
Amounts owed to affiliates	1,062,655	54,651	1,929,778
Investment securities purchased, at value	—	475,458	9,236,905
Foreign capital gains taxes	—	—	417,009
Accrued expenses	405,771	164,586	845,289

Total liabilities	12,153,646	882,695	31,829,535

Net Assets:

Paid-in capital	742,462,240	62,074,507	1,551,638,522
Accumulated undistributed net investment income (loss)	(1,030,497)	346,801	6,989,885
Accumulated net realized gain (loss) from investment, futures and foreign currency related transactions	(6,373,749)	(1,962,482)	119,381,344
Net unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(86,832,838)	(7,484,377)	(124,411,320)

NET ASSETS	$648,225,156	$52,974,449	$1,553,598,431

Net Assets:
Class A	$431,745,565	$1,970,837	$522,594,622
Class B	—	—	14,677,361
Class C	169,710,910	278,374	22,596,374
Institutional	46,768,681	50,725,238	986,257,786
Service	—	—	7,472,288

Total Net Assets	$648,225,156	$52,974,449	$1,553,598,431

Shares outstanding, $0.001 par value (unlimited number of shares authorized):
Class A	30,389,505	224,594	25,960,767
Class B	—	—	771,330
Class C	12,145,756	31,987	1,186,855
Institutional	3,265,076	5,796,643	46,571,439
Service	—	—	376,456

Net asset value, offering and redemption price per share:(c)
Class A	$14.21	$8.78	$20.13
Class B	—	—	19.03
Class C	13.97	8.70	19.04
Institutional	14.32	8.75	21.18
Service	—	—	19.85

(a)	Includes loaned securities having market a value of $8,990,010, $167,790 and $14,500,084, for the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds, respectively.
(b)	Includes restricted cash of $503,260 for the BRIC Fund relating to initial margin requirements and collateral on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds is $15.04, $9.29 and $21.30, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Statements of Operations
For the Year Ended August 31, 2008

		Concentrated
		Emerging Markets	Emerging Markets
	BRIC Fund	Equity Fund	Equity Fund

Investment Income:

Dividends(a)	$11,115,988	$878,125	$46,427,019
Interest (including securities lending income of $94,685, $3,998 and $640,655, respectively)	1,035,934	42,685	1,456,347

Total investment income	12,151,922	920,810	47,883,366

Expenses:

Management fees	8,988,138	347,023	23,990,738
Distribution and Service fees(b)	2,891,816	4,091	2,157,229
Transfer Agent fees(b)	1,234,692	13,701	1,882,352
Custody and accounting fees	898,807	114,559	3,595,275
Registration fees	126,199	71,881	90,353
Professional fees	87,090	87,867	86,224
Printing fees	69,170	34,833	142,050
Trustee fees	14,180	14,180	14,180
Service share fees — Service Plan	—	—	17,566
Service share fees — Shareholder Administration Plan	—	—	17,566
Amortization of offering costs	—	188,972	—
Other	151,929	21,995	158,162

Total expenses	14,462,021	899,102	32,151,695

Less — expense reductions	(220,104)	(424,069)	(19,727)

Net expenses	14,241,917	475,033	32,131,968

NET INVESTMENT INCOME (LOSS)	(2,089,995)	445,777	15,751,398

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	22,580,073	(1,745,462)	219,654,612
Futures transactions	(2,711,523)	—	—
Foreign currency related transactions	(708,843)	(79,153)	(2,158,485)
Net change in unrealized loss on:
Investments (including the effects of a decrease on the foreign capital gains tax liability of $262,780, $0 and $1,697,619, respectively)	(147,161,844)	(7,574,835)	(469,297,230)
Futures	(173,778)	—	—
Translation of assets and liabilities denominated in foreign currencies	(1,052)	(4,670)	(150,671)

Net realized and unrealized loss from investment, futures and foreign currency related transactions:	(128,176,967)	(9,404,120)	(251,951,774)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(130,266,962)	$(8,958,343)	$(236,200,376)

(a)	For the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds, foreign taxes withheld on dividends were $104,820, $32,598 and $2,972,031, respectively.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
BRIC	$1,165,229	$—	$1,726,587	$885,581	$—	$328,053	$21,058	$—
Concentrated Emerging Markets Equity	2,261	—	1,830	1,718	—	348	11,635	—
Emerging Markets Equity	1,678,307	179,040	299,882	1,275,523	34,018	56,978	513,023	2,810

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	BRIC Fund
	For the		For the
	Year Ended		Year Ended
	August 31, 2008		August 31, 2007

From operations:

Net investment income (loss)	$(2,089,995)		$(1,043,076)
Net realized gain (loss) from investment, futures and foreign currency related transactions	19,159,707		11,674,118
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(147,336,674)		60,012,984

Net increase (decrease) in net assets resulting from operations	(130,266,962)		70,644,026

Distributions to shareholders:

From net investment income
Class A Shares	(190,962)		—
Institutional Shares	(71,340)		—
Service Shares	—		—
From net realized gains
Class A Shares	(22,087,126)		(70,571)
Class B Shares	—		—
Class C Shares	(8,106,408)		(19,904)
Institutional Shares	(2,619,485)		(27,615)
Service Shares	—		—

Total distributions to shareholders	(33,075,321)		(118,090)

From share transactions:

Proceeds from sales of shares	659,374,088		328,536,241
Reinvestments of dividends and distributions	26,747,382		112,116
Cost of shares redeemed	(247,943,618	)(b)	(44,268,422	)(c)

Net increase in net assets resulting from share transactions	438,177,852		284,379,935

TOTAL INCREASE (DECREASE)	274,835,569		354,905,871

Net assets:

Beginning of year	373,389,587		18,483,716

End of year	$648,225,156		$373,389,587

Accumulated undistributed net investment income (loss)	$(1,030,497)		$60,494

(a)	Commenced operations on June 29, 2007.
(b)	Net of $154,038, $86 and $55,133 redemption fees remitted to the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds, respectively.
(c)	Net of $32,516 and $18,477 redemption fees remitted to the BRIC and Emerging Markets Equity Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Concentrated Emerging Markets Equity Fund			Emerging Markets Equity Fund
For the		For the	For the		For the
Year Ended		Period Ended	Year Ended		Year Ended
August 31, 2008		August 31, 2007(a)	August 31, 2008		August 31, 2007

$445,777		$29,949	$15,751,398		$8,406,814
(1,824,615)		(106,206)	217,496,127		202,141,110

(7,579,505)		95,128	(469,447,901)		249,698,400

(8,958,343)		18,871	(236,200,376)		460,246,324

(1,083)		—	(941,655)		(1,692,684)
(62,986)		—	(4,598,135)		(4,829,059)
—		—	(16,229)		—

(2,902)		—	(98,701,363)		(3,020,956)
—		—	(2,545,168)		(90,844)
(179)		—	(4,436,312)		(155,264)
(120,834)		—	(179,448,901)		(4,659,443)
—		—	(904,918)		(5,933)

(187,984)		—	(291,592,681)		(14,454,183)

54,154,860		15,537,190	565,333,235		1,081,014,136
187,984		—	242,631,734		11,365,959
(7,249,317	)(b)	(528,812)	(759,120,376	)(b)	(439,269,711	)(c)

47,093,527		15,008,378	48,844,593		653,110,384

37,947,200		15,027,249	(478,948,464)		1,098,902,525

15,027,249		—	2,032,546,895		933,644,370

$52,974,449		$15,027,249	$1,553,598,431		$2,032,546,895

$346,801		$22,439	$6,989,885		$2,613,688

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements
August 31, 2008

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and their diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

BRIC and Concentrated Emerging Markets Equity	A, C and Institutional Shares	Non-diversified

Emerging Markets Equity	A, B, C, Institutional and Service Shares	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Emerging Markets Equity Fund are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement, receives such sales charges and may retain a portion of such sales charges.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as Investment Adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with Accounting Principles Generally Accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by GSAMI are valued at fair value using methods approved by the Board of Trustees.
GSAMI, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on securities held by the Funds, which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Equity Linked Notes — The Funds may invest in structured notes whose values are based on the price movements of a reference security or index. The value of these structured notes will rise and fall in response to changes in the reference security or index. On the maturity date of each structured note, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.
Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Capital Gains
	Income Distributions	Distributions
Fund	Declared and Paid	Declared and Paid

BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity	Annually	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAMI has reviewed the tax positions for the Funds under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax years (tax years ended August 31, 2005-2008) and determined that the application of FIN 48 did not have a material impact on the Funds’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars (using 4:00 p.m. Eastern Time exchange rates) on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. At August 31, 2008, the Funds had segregated sufficient cash and/or securities to cover any commitments under these contracts.

H. Offering Costs — Offering costs paid in connection with the offering of shares of the Concentrated Emerging Markets Equity Fund are amortized on a straight-line basis over 12 months from the date of the commencement of operations.

I. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro-rata basis at the time of payment.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the year ended August 31, 2008, GSAMI received a Management fee on a contractual basis at the following rates:

						Effective Net
	Contractual Management Rate					Management
	First	Next	Next	Over	Effective	Rate
Fund	$2 billion	$3 billion^	$3 billion^	$8 billion^	Rate	(after waiver)

BRIC	1.30%	1.17%	1.11%	1.09%	1.30%	1.27	%*

Concentrated Emerging Markets Equity	1.15	1.04	0.99	0.97	1.15	1.15

Emerging Markets Equity	1.20	1.08	1.03	1.01	1.20	1.20

^	Effective July 1, 2008, GSAMI implemented these additional asset level breakpoints to its contractual management rate.
*	GSAMI voluntarily agreed to waive a portion of its Management fee in order to achieve an effective rate of 1.27% as an annual percentage rate of the average daily net assets of the BRIC Fund for the year ended August 31, 2008.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

3. AGREEMENTS (continued)

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

BRIC	$934,800	$—	$1,400

Concentrated Emerging Markets Equity	1,200	—	—

Emerging Markets Equity	60,100	500	100

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of Emerging Markets Equity Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

3. AGREEMENTS (continued)

E. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds as an annual percentage rate of average daily net assets were 0.264%, 0.354% and 0.354%, respectively.
In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the year ended August 31, 2008, these expense reductions, including any waivers and expense reimbursements were as follows (in thousands):

	Management	Other	Transfer		Total
	Fee	Expense	Agent Fee		Expense
Fund	Waiver	Reimbursement	Credit		Reductions

BRIC	$207	$—	$13		$220

Concentrated Emerging Markets Equity	—	424	—	*	424

Emerging Markets Equity	—	—	20		20

*	Amount is less than $500.
As of August 31, 2008, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

BRIC	$720	$242	$101	$1,063

Concentrated Emerging Markets Equity	52	1	2	55

Emerging Markets Equity	1,645	155	130	1,930

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2008, were as follows:

Fund	Purchases	Sales and Maturities

BRIC	$875,510,812	$465,450,494

Concentrated Emerging Markets Equity	79,576,606	35,588,664

Emerging Markets Equity	1,799,895,619	2,037,593,232

For the year ended August 31, 2008, Goldman Sachs earned approximately $6,800 of brokerage commissions from Portfolio transactions, including futures transactions, executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the BRIC Fund. Goldman Sachs did not earn any brokerage commissions with respect to the Concentrated Emerging Markets Equity and Emerging Markets Equity Funds.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. As of September 15, 2008, the net asset value per share of the Enhanced Portfolio no longer approximates amortized cost and has been stated at market value.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

5. SECURITIES LENDING (continued)

Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2008 are reported parenthetically under Investment Income on the Statements of Operations.
The table below details securities lending activity as of, and for the year ended August 31, 2008:

		Earnings Received by
	Earnings of GSAL	the Funds from
	Relating to Securities	Lending to Goldman
	Loaned for the	Sachs for the
	Year Ended	Year Ended
Fund	August 31, 2008	August 31, 2008

BRIC	$10,572	$—

Concentrated Emerging Markets Equity	446	962

Emerging Markets Equity	71,359	41,598

6. LINE OF CREDIT FACILITY

The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAMI or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended August 31, 2008, the Funds did not have any borrowings under the facility.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

		Concentrated
		Emerging Markets	Emerging Markets
	BRIC	Equity	Equity

Distributions paid from:
Ordinary income	$31,048,751	$187,984	$213,475,586
Net long-term capital gains	2,026,570	—	78,117,095

Total taxable distributions	$33,075,321	$187,984	$291,592,681

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2007 was as follows:

		Concentrated
		Emerging Markets	Emerging Markets
	BRIC	Equity	Equity

Distributions paid from:
Ordinary income	$118,090	$—	$9,381,045
Net long-term capital gains	—	—	5,073,138

Total taxable distributions	$118,090	$—	$14,454,183

As of August 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

		Concentrated
		Emerging Markets	Emerging Markets
	BRIC	Equity	Equity

Undistributed ordinary income — net	$—	$437,428	$43,373,475
Net long-term capital gains	—	—	103,199,259

Total undistributed earnings	$—	$437,428	$146,572,734

Timing differences (post October losses)	(1,030,497)	(632,770)	(2,841,612)
Unrealized losses — net	(93,206,587)	(8,904,716)	(141,771,213)

Total accumulated earnings (losses) — net	$(94,237,084)	$(9,100,058)	$1,959,909

At August 31, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Concentrated
		Emerging Markets	Emerging Markets
	BRIC	Equity	Equity

Tax Cost	$748,839,145	$61,910,725	$1,710,287,986

Gross unrealized gain	35,249,764	744,234	133,279,497
Gross unrealized loss	(128,494,505)	(9,640,260)	(274,511,156)

Net unrealized security loss	$(93,244,741)	$(8,896,026)	$(141,231,659)

Total unrealized gain (loss) on other investments	38,154	(8,690)	(539,554)

Net unrealized loss	(93,206,587)	(8,904,716)	(141,771,213)

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

7. TAX INFORMATION (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, foreign currency contracts recognized for tax purposes and return of capital distributions from underlying fund investments.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. These reclassifications resulted primarily from the differing book/tax treatments for foreign currency transactions, redemptions utilized as distributions, Passive Foreign Investment Companies, net operating losses, non-deductible expenses, foreign capital gain taxes, underlying fund investments, class-action settlements and dividend redesignations.

			Accumulated
		Accumulated Net	Undistributed Net
		Realized Gain	Investment Income
Fund	Paid-In Capital	(Loss)	(Loss)

BRIC	$1,937,250	$(3,198,556)	$1,261,306

Concentrated Emerging Markets Equity	(25,409)	82,755	(57,346)

Emerging Markets Equity	15,950,923	(10,131,741)	(5,819,182)

8. OTHER RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Funds may be exposed to additional credit risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit risks in respect to these assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.
The BRIC and Concentrated Emerging Markets Equity Funds invest in concentrated portfolios of equity investments in emerging markets such as the BRIC countries (Brazil, Russia, India and China), South Korea, South Africa, and Taiwan. These Funds may also contain issuers that participate in emerging markets either by maintaining a significant amount of their assets in those markets or by deriving a significant amount of their total revenue or profit from goods produced, sales made, or services provided in emerging markets. These Funds also intend to invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

9. OTHER MATTERS

Change in Fiscal Year End — On December 13, 2007, The Board of Trustees approved a change of the Funds’ fiscal year end from August 31 to October 31, effective September 1, 2008.

Funds’ Shareholder Concentration — As of August 31, 2008, the following Goldman Sachs Fund of Funds were beneficial owners of the Concentrated Emerging Markets Equity and Emerging Markets Equity Funds with amounts of 5% or greater (as a percentage of total outstanding shares) as follows:

	Goldman Sachs		Goldman Sachs
	Growth and Income	Goldman Sachs	Satellite
Fund	Strategy Portfolio	Growth Strategy Portfolio	Strategies Portfolio

Concentrated Emerging Markets Equity	—%	—%	84%

Emerging Markets Equity	8%	8%	—%

As of August 31, 2008, Goldman Sachs Group, Inc. was the beneficial owner of approximately 9% of the Concentrated Emerging Markets Equity Fund.

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

New Accounting Pronouncements — On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about assets and liabilities measured at fair value and the potential effect to these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair valuation in any circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAMI does not believe the adoption of FAS 157 will impact the amounts reported in the Funds’ financial statements; however, additional disclosure will be required.
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	BRIC

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	24,263,092	$443,423,008	16,498,357	$221,291,214
Reinvestment of dividends and distributions	1,009,734	19,296,018	5,694	68,975
Shares redeemed	(10,241,413)	(173,471,242)	(1,697,296)	(23,233,560)

	15,031,413	289,247,784	14,806,755	198,126,629

Class C Shares
Shares sold	8,926,655	161,948,043	5,861,954	79,529,294
Reinvestment of dividends and distributions	261,374	4,939,961	1,567	18,921
Shares redeemed	(2,685,368)	(45,078,993)	(401,538)	(5,474,100)

	6,502,661	121,809,011	5,461,983	74,074,115

Institutional Shares
Shares sold	2,911,579	54,003,037	2,116,206	27,715,733
Reinvestment of dividends and distributions	130,734	2,511,403	1,997	24,220
Shares redeemed	(1,738,024)	(29,393,383)	(1,193,292)	(15,560,762)

	1,304,289	27,121,057	924,911	12,179,191

NET INCREASE	22,838,363	$438,177,852	21,193,649	$284,379,935

	Concentrated Emerging Markets Equity

	For the Year Ended		For the Period Ended
	August 31, 2008		August 31, 2007(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	236,761	$2,459,284	15,785	$167,000
Reinvestment of dividends and distributions	345	3,985	—	—
Shares redeemed	(24,415)	(257,966)	(3,882)	(35,244)

	212,691	2,205,303	11,903	131,756

Class C Shares
Shares sold	40,641	422,514	1,943	20,010
Reinvestment of dividends and distributions	15	179	—	—
Shares redeemed	(10,612)	(97,420)	—	—

	30,044	325,273	1,943	20,010

Institutional Shares
Shares sold	5,000,281	51,273,062	1,533,324	15,350,180
Reinvestment of dividends and distributions	15,901	183,820	—	—
Shares redeemed	(704,602)	(6,893,931)	(48,261)	(493,568)

	4,311,580	44,562,951	1,485,063	14,856,612

NET INCREASE	4,554,315	$47,093,527	1,498,909	$15,008,378

(a)	Commencement of operations was June 29, 2007.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,447,161	$238,956,702	11,390,806	$268,635,818
Reinvestment of dividends and distributions	3,532,126	95,402,710	199,454	4,443,849
Shares converted from Class B(a)	20,162	527,508	7,198	174,613
Shares redeemed	(12,139,261)	(298,595,216)	(6,622,871)	(159,542,011)

	860,188	36,291,704	4,974,587	113,712,269

Class B Shares
Shares sold	239,918	6,022,781	178,354	4,061,106
Reinvestment of dividends and distributions	86,768	2,227,342	3,573	76,652
Shares converted to Class A(a)	(21,183)	(527,508)	(7,499)	(174,613)
Shares redeemed	(181,393)	(4,362,069)	(180,978)	(4,037,623)

	124,110	3,360,546	(6,550)	(74,478)

Class C Shares
Shares sold	429,201	10,820,456	352,658	7,923,860
Reinvestment of dividends and distributions	115,328	2,962,795	4,654	99,903
Shares redeemed	(464,013)	(10,808,769)	(348,343)	(7,918,373)

	80,516	2,974,482	8,969	105,390

Institutional Shares
Shares sold	11,358,840	300,364,568	33,639,791	796,901,294
Reinvestment of dividends and distributions	4,980,009	141,133,452	290,762	6,742,778
Shares redeemed	(16,792,331)	(441,557,248)	(10,933,887)	(266,848,066)

	(453,482)	(59,228)	22,996,666	536,796,006

Service Shares
Shares sold	365,006	9,168,728	142,185	3,492,058
Reinvestment of dividends and distributions	33,950	905,435	125	2,777
Shares redeemed	(162,395)	(3,797,074)	(38,204)	(923,638)

	236,561	6,277,089	104,106	2,571,197

NET INCREASE	847,893	$48,844,593	28,077,778	$653,110,384

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS BRIC FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$16.29	$(0.03)	$(1.11)	$(1.14)	$(0.01)	$(0.93)	$(0.94)
2008 - C	16.14	(0.15)	(1.09)	(1.24)	—	(0.93)	(0.93)
2008 - Institutional	16.37	0.04	(1.13)	(1.09)	(0.03)	(0.93)	(0.96)

2007 - A	10.45	(0.07)	5.93	5.86	—	(0.02)	(0.02)
2007 - C	10.43	(0.18)	5.91	5.73	—	(0.02)	(0.02)
2007 - Institutional	10.46	(0.01)	5.94	5.93	—	(0.02)	(0.02)

FOR THE PERIOD ENDED AUGUST 31,

2006 - A (commenced June 30, 2006)	10.00	(0.03)	0.48	0.45	—	—	—
2006 - C (commenced June 30, 2006)	10.00	(0.04)	0.47	0.43	—	—	—
2006 - Institutional (commenced June 30, 2006)	10.00	(0.01)	0.47	0.46	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$14.21	(8.49)%	$431,746	1.90%		(0.14)%		1.93%		(0.17)%		72%
13.97	(9.18)	169,711	2.65		(0.88)		2.68		(0.91)		72
14.32	(8.17)	46,769	1.50		0.21		1.53		0.18		72

16.29	55.99	250,209	1.98		(0.52)		2.08		(0.62)		56
16.14	54.85	91,085	2.73		(1.26)		2.83		(1.36)		56
16.37	56.75	32,095	1.58		(0.09)		1.86		(0.37)		56

10.45	4.60	5,762	1.97	(c)	(1.48	)(c)	7.54	(c)	(7.05	)(c)	8
10.43	4.40	1,890	2.72	(c)	(2.19	)(c)	8.60	(c)	(8.06	)(c)	8
10.46	4.60	10,832	1.57	(c)	(0.41	)(c)	7.16	(c)	(5.99	)(c)	8

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE YEAR ENDED AUGUST 31,

2008 - A	$10.03	$0.14		$(1.31)	$(1.17)	$(0.02)	$(0.06)	$(0.08)
2008 - C	10.01	0.09		(1.34)	(1.25)	—	(0.06)	(0.06)
2008 - Institutional	10.03	0.15		(1.34)	(1.19)	(0.03)	(0.06)	(0.09)

FOR THE PERIOD ENDED AUGUST 31,

2007 - A (commenced June 29, 2007)	10.00	—	(c)	0.03	0.03	—	—	—
2007 - C (commenced June 29, 2007)	10.00	—	(c)	0.01	0.01	—	—	—
2007 - Institutional (commenced June 29, 2007)	10.00	0.02		0.01	0.03	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.78	(11.77)%	$1,971	1.94%		1.31%		3.36%		(0.11)%		121%
8.70	(12.58)	278	2.69		0.83		4.11		(0.59)		121
8.75	(12.00)	50,725	1.54		1.48		2.96		0.06		121

10.03	0.30	119	1.94	(d)	(0.17	)(d)	5.55	(d)	(3.78	)(d)	19
10.01	0.10	19	2.69	(d)	(0.13	)(d)	6.30	(d)	(3.74	)(d)	19
10.03	0.30	14,888	1.54	(d)	1.29	(d)	5.15	(d)	(2.32	)(d)	19

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$26.74	$0.14	$(2.87)	$(2.73)	$(0.04)	$(3.84)	$(3.88)
2008 - B	25.61	(0.03)	(2.71)	(2.74)	—	(3.84)	(3.84)
2008 - C	25.62	(0.04)	(2.70)	(2.74)	—	(3.84)	(3.84)
2008 - Institutional	27.91	0.25	(3.04)	(2.79)	(0.10)	(3.84)	(3.94)
2008 - Service	26.48	0.16	(2.88)	(2.72)	(0.07)	(3.84)	(3.91)

2007 - A	19.91	0.07	6.98	7.05	(0.08)	(0.14)	(0.22)
2007 - B	19.14	(0.11)	6.72	6.61	—	(0.14)	(0.14)
2007 - C	19.16	(0.12)	6.72	6.60	—	(0.14)	(0.14)
2007 - Institutional	20.75	0.18	7.27	7.45	(0.15)	(0.14)	(0.29)
2007 - Service	19.66	0.09	6.87	6.96	—	(0.14)	(0.14)

2006 - A	15.76	0.16	4.12	4.28	(0.03)	(0.10)	(0.13)
2006 - B	15.24	(0.02)	4.02	4.00	—	(0.10)	(0.10)
2006 - C	15.26	0.03	3.97	4.00	—	(0.10)	(0.10)
2006 - Institutional	16.39	0.24	4.29	4.53	(0.07)	(0.10)	(0.17)
2006 - Service	15.56	0.04	4.16	4.20	—	(0.10)	(0.10)

2005 - A	10.49	0.09	5.19	5.28	(0.01)	—	(0.01)
2005 - B	10.19	(0.01)	5.06	5.05	—	—	—
2005 - C	10.22	— (c)	5.04	5.04	—	—	—
2005 - Institutional	10.92	0.14	5.41	5.55	(0.08)	—	(0.08)
2005 - Service	10.38	0.08	5.13	5.21	(0.03)	—	(0.03)

2004 - A	9.14	0.04	1.35	1.39	(0.04)	—	(0.04)
2004 - B	8.91	(0.01)	1.31	1.30	(0.02)	—	(0.02)
2004 - C	8.92	(0.02)	1.32	1.30	—	—	—
2004 - Institutional	9.49	0.09	1.42	1.51	(0.08)	—	(0.08)
2004 - Service	9.06	0.06	1.33	1.39	(0.07)	—	(0.07)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

					Ratios assuming no
					expense reductions
						Ratio of
		Net assets,	Ratio of	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	net investment	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	income (loss) to	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	average net assets	net assets	net assets	rate

$20.13	(13.92)%	$522,595	1.84%	0.55%	1.84%	0.55%	91%
19.03	(14.55)	14,677	2.59	(0.16)	2.59	(0.16)	91
19.04	(14.58)	22,596	2.59	(0.19)	2.59	(0.19)	91
21.18	(13.57)	986,258	1.44	0.95	1.44	0.95	91
19.85	(14.03)	7,472	1.94	0.63	1.94	0.63	91

26.74	35.67	671,311	1.79	0.28	1.79	0.28	97
25.61	34.68	16,574	2.54	(0.50)	2.54	(0.50)	97
25.62	34.64	28,345	2.54	(0.55)	2.54	(0.55)	97
27.91	36.21	1,312,613	1.39	0.73	1.39	0.73	97
26.48	35.54	3,704	1.89	0.38	1.89	0.38	97

19.91	27.17	400,757	1.81	0.82	1.81	0.82	101
19.14	26.24	12,516	2.56	(0.11)	2.56	(0.11)	101
19.16	26.28	21,024	2.56	0.18	2.56	0.18	101
20.75	27.74	498,643	1.41	1.18	1.41	1.18	101
19.66	27.07	704	1.89	0.22	1.89	0.22	101

15.76	50.51	87,292	1.99	0.63	2.06	0.56	91
15.24	49.51	6,080	2.74	(0.11)	2.81	(0.18)	91
15.26	49.32	2,835	2.74	0.02	2.81	(0.05)	91
16.39	51.00	89,841	1.59	1.01	1.66	0.94	91
15.56	50.25	1,655	2.09	0.58	2.16	0.51	91

10.49	15.20	30,159	2.18	0.36	2.33	0.21	150
10.19	14.68	2,971	2.74	(0.13)	2.89	(0.28)	150
10.22	14.70	939	2.74	(0.22)	2.89	(0.37)	150
10.92	15.91	45,644	1.59	0.82	1.74	0.67	150
10.38	15.36	567	2.09	0.56	2.24	0.41	150

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Emerging Markets Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs BRIC Fund, Goldman Sachs Concentrated Emerging Markets Equity Fund and Goldman Sachs Emerging Markets Equity Fund (collectively the “Emerging Markets Equity Funds”), portfolios of Goldman Sachs Trust, at August 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Emerging Markets Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2008

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2008

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 through August 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BRIC Fund				Concentrated Emerging Markets Equity Fund				Emerging Markets Equity Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		Six Months Ended	Account Value	Account Value		Six Months Ended	Account Value	Account Value		Six Months Ended
Share Class	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*	3/1/08	8/31/08		8/31/08*
Class A
Actual	$1,000	$802.40		$8.61	$1,000	$835.40		$8.95	$1,000	$828.40		$8.46
Hypothetical 5% return	1,000	1,015.58	+	9.63	1,000	1,015.33	+	9.83	1,000	1,015.89	+	9.32

Class B
Actual									1,000	825.20		11.88
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,012.12	+	13.10

Class C
Actual	1,000	799.20		11.98	1,000	829.40		12.37	1,000	825.30		11.88
Hypothetical 5% return	1,000	1,011.81	+	13.40	1,000	1,011.61	+	13.60	1,000	1,012.12	+	13.10

Institutional
Actual	1,000	803.60		6.80	1,000	831.70		7.09	1,000	829.90		6.62
Hypothetical 5% return	1,000	1,017.60	+	7.81	1,000	1,017.34	+	7.81	1,000	1,017.90	+	7.30

Service
Actual									1,000	827.80		8.91
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.28	+	9.83

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

BRIC	1.90%	N/A	2.65%	1.50%	N/A
Concentrated Emerging Markets Equity	1.94	N/A	2.69	1.54	N/A
Emerging Markets Equity	1.84	2.59%	2.59	1.44	1.94%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs BRIC, Goldman Sachs Concentrated Emerging Markets Equity, and Goldman Sachs Emerging Markets Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) with respect to the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings resulting from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and each of the Funds; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Funds; (j) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedules to further reduce the fee rates charged on assets above specified levels; (k) capacity issues relating to the Funds; (l) information on the advisory fees charged to institutional accounts by the Investment Adviser; (m) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (n) the current pricing and profitability of the Funds’ transfer agent; and (o) the nature and quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and existing and proposed breakpoints in the fee rates payable under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, sales and redemptions, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and administration fees by the Emerging Markets Equity Fund’s Service Shares.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Funds’ transfer agent and distributor and that Goldman Sachs Agency Lending provides as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (with the exception of the Concentrated Emerging Markets Equity Fund, which commenced operations in 2007) to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2007, to the extent that each Fund has been in existence for those periods. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that the Concentrated Emerging Markets Equity Fund commenced operations in June 2007 and had provided a satisfactory level of performance to investors in light of its investment policies and prevailing market conditions. In connection with the performance of the Emerging Markets Equity Fund, the Trustees noted that the Investment Adviser had taken steps intended to improve Fund performance, including making changes to the organization and operation of the Global Equity Portfolio Management Team. The Trustees believed that the BRIC Fund had provided investment performance within a competitive range for long-term investors, and that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing each Fund’s expenses to the category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees distribution fees, other expenses and waivers/reimbursements to those of peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of its management fee payable by the BRIC Fund. They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and each Fund were provided for 2007 and 2006 (2007 only for the Concentrated Emerging Markets Equity Fund), and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentages of the average daily net assets of the Funds:

	First	Next	Next	Over
	$2 Billion	$3 Billion	$3 Billion	$8 Billion

BRIC	1.30%	1.17%	1.11%	1.09%

Concentrated Emerging Markets Equity	1.15%	1.04%	0.99%	0.97%

Emerging Markets Equity	1.20%	1.08%	1.03%	1.01%

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertakings to limit fees and “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by an affiliate of the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2009.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	None

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee— Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2008, the Trust consisted of 85 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Emerging Markets Equity Funds — Tax Information (Unaudited)
From distributions paid during the year ended August 31, 2008, the total amount of income received by the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds from sources within foreign countries and possessions of the United States was $0.0400, $0.0499 and $0.3088 per share, respectively, all of which is attributable to qualified passive income. The total amount of taxes paid by the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds to such countries was $0.0020, $0.0034 and $0.0585 per share, respectively. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.
For the year ended August 31, 2008, 3.58%, 67.23% and 7.51% of the dividends paid from net investment company taxable income by the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
Pursuant to Section 852 of the Internal Revenue Code, the BRIC and Emerging Markets Equity Funds designate $3,963,820 and $89,352,814, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2008.
During the year ended August 31, 2008, the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds designate $30,765,917, $123,973 and $207,401,565, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $773.2 billion in assets under management as of June 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
▪■ Enhanced Income Fund
▪■ Ultra-Short Duration
Government Fund
▪■ Short Duration Government Fund
▪■ Short Duration Tax-Free Fund
▪■ California AMT-Free
Municipal Fund
▪■ New York AMT-Free
Municipal Fund
▪■ Municipal Income Fund
▪■ Government Income Fund
▪■ Inflation Protected Securities Fund
▪■ U.S. Mortgages Fund
▪■ Core Fixed Income Fund
▪■ Core Plus Fixed Income Fund
▪■ Investment Grade Credit Fund
▪■ Global Income Fund
▪■ High Yield Municipal Fund
▪■ High Yield Fund
▪■ Emerging Markets Debt Fund
▪■ Local Emerging Markets
Debt Fund
Domestic Equity
▪■ Balanced Fund
▪■ Growth and Income Fund
▪■ Structured Large Cap Value Fund
▪■ Large Cap Value Fund
▪■ Structured U.S. Equity Fund
▪■ Structured U.S. Equity Flex Fund
▪■ Structured Large Cap
Growth Fund
▪■ Capital Growth Fund
▪■ Strategic Growth Fund
▪■ All Cap Growth Fund
▪■ Concentrated Growth Fund
▪■ Tollkeeper FundSM
▪■ Mid Cap Value Fund
▪■ Growth Opportunities Fund
▪■ Small/Mid Cap Growth Fund
▪■ Structured Small Cap Equity Fund
▪■ Structured Small Cap Value Fund
▪■ Structured Small Cap
Growth Fund
▪■ Small Cap Value Fund

Fund of Funds[2]
▪■ Asset Allocation Portfolios
▪■ Income Strategies Portfolio
▪■ Satellite Strategies Portfolio
Retirement Strategies[2]
▪■ International Equity
▪■ Structured International Equity Fund
▪■ Structured International Equity Flex Fund
▪■ Strategic International Equity Fund
▪■ Concentrated International Equity Fund
▪■ Structured International Small Cap Fund
▪■ International Small Cap Fund
▪■ Asia Equity Fund
▪■ Structured Emerging Markets Equity Fund
▪■ Emerging Markets Equity Fund
▪■ Concentrated Emerging Markets
Equity Fund
▪■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]
▪■ U.S. Equity Dividend and Premium Fund
▪■ International Equity Dividend and
Premium Fund
▪■ Structured Tax-Managed Equity Fund
▪■ Structured International Tax-Managed
Equity Fund
▪■ Real Estate Securities Fund
▪■ International Real Estate Securities Fund
▪■ Commodity Strategy Fund
▪■ Absolute Return Tracker Fund
▪■ Enhanced Dividend Global Equity Portfolio
▪■ Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2008 Goldman, Sachs & Co.  All rights reserved. 13755.MF.TMPL EMAR / 73K / 09-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,262,776	$1,995,700	Financial Statement audits. For 2008, $ 449,867 represents audit fees borne by the Funds’ adviser.

Audit-Related Fees:

• PwC	$232,222	$249,000	Other attest services

Tax Fees:

• PwC	$439,850	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,097,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$50,000	$199,500	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended August 31, 2008 and August 31, 2007 were approximately $672,072 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 3, 2008